UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

Joway Health Industries Group Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-108715	98-0221494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 19, Baowang Road, Baodi Economic Development Zone, Tianjin, PRC	301800
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 22-22533666

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 2020, Joway Health Industries Group Inc., a Nevada corporation (the “Company”), entered into a Merger Agreement (the “Merger Agreement”) with Dynamic Elite International Limited, a British Virgin Islands company and a wholly-owned subsidiary of the Company (“Dynamic”), Crystal Globe Limited, a British Virgin Islands company (“Parent”) and Joway Merger Subsidiary Limited, a British Virgin Islands company and a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provided that Merger Sub will be merged with and into Dynamic (the “Merger”), with Dynamic continuing as the surviving corporation as a wholly-owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, as of December 31, 2020, the effective time of the Merger (the "Effective Time"), the ordinary shares of common stock of Dynamic issued and outstanding immediately which were held by the Company, were cancelled in consideration for $119,070 in cash (the "Merger Consideration"). The Company is obligated to distribute the Merger Consideration to its shareholders in an amount equal to such shareholder’s proportionate share of the Merger Consideration based on such shareholders’ percentage of the outstanding common stock of the Company.

In addition, the Company received a fairness opinion from an investment banker opining that the Merger Consideration is fair, from a financial point of view, to the shareholders of the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 25, 2020.

Item 9.01	Financial Statements and Exhibits.

Financial Statements and Exhibits

(d)

Exhibit No.	Description

2.1	Merger Agreement dated as of November 20, 2020, by and among Crystal Globe Limited, Joway Health Industries Group Inc., Dynamic Elite International Limited and Joway Merger Subsidiary Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 25, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 7, 2021

Joway Health Industries Group Inc.

By:	/s/Jinghe Zhang
Jinghe Zhang Chief Executive Officer